                                                                  EXHIBIT - 32.1

                        Victory Capital Holdings Corporation

                            CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Victory Capital Holdings Corporation (he Company) on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Harold Gregg, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.


/s/ Harold Gregg
--------------------------------
    Harold Gregg
    Chairman and Chief Executive Officer
    November 11, 2003